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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                        Pursuant to Section 13 OR 15(d)
                     of The Securities Exchange Act of 1934




Date of Report (Date of Earliest event reported)  January 21, 1997
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                                 OM GROUP, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                       0-22572                 52-1736882
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(State or other jurisdiction)          (Commission              (IRS Employer
       of incorporation                File Number)          Identification No.)



       50 Public Square, 3800 Terminal Tower, Cleveland, Ohio 44113-2204
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                    (Address of principal executive offices)



Registrant's telephone number, including area code  (216) 781-0083
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                                      N/A
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         (Former name or former address, if changed since last report.)



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Item 2.     Acquisition or Disposition of Assets
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On January 21, 1997 OM Group, Inc. completed the acquisition of all of the stock of SCM Metal Products Inc. (SCM), a subsidiary of U.S. Industries for a cash purchase price of $122 million. SCM is engaged in the manufacture and sale of copper powders and chemicals. Funds for the purchase price were obtained by the Company through bank borrowings.

Item 7.     Financial Statements and Exhibits
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It is impracticable for the Company to provide the financial statements for SCM required under Item 7 of Form 8-K at the time this Form 8-K Report is being filed. The Company expects that the required financial statements will be filed on or before March 21, 1997.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

OM GROUP, INC.




BY:  /s/ James M. Materna
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     James M. Materna
     Chief Financial Officer

DATE:  January 23, 1997